UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2015

HMS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-50194	11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5615 High Point Drive, Irving, TX	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 453-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On July 9, 2015, HMS Holdings Corp. (the “Registrant”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Registrant’s stockholders approved an amendment to the Registrant’s Certificate of Incorporation (the “Certificate of Amendment”), effective July 9, 2015, to increase the total number of shares of common stock, $.01 par value per share, that the Registrant is authorized to issue from 125,000,000 shares to 175,000,000 shares. The Certificate of Amendment was adopted by the Registrant’s Board of Directors on February 20, 2015, subject to stockholder approval at the Annual Meeting.

The foregoing description is qualified in its entirety by reference to the full text of the Certificate of Amendment as filed with the Secretary of State of the State of Delaware, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07.  Submission of Matters to a Vote of Security Holders

The Registrant held its Annual Meeting on July 9, 2015. Holders of an aggregate of 88,541,175 shares of the Registrant’s common stock at the close of business on May 20, 2015 were entitled to vote at the Annual Meeting, of which 81,718,475 were present in person or represented by proxy. At the Annual Meeting, the Registrant’s stockholders voted as follows:

Proposal One:  To elect the following five (5) individuals as Class II directors for a term expiring on the date of the Registrant’s 2017 Annual Meeting of Stockholders, or at such time as their successors have been duly elected and qualified.

Name	For	Against	Abstain	Broker Non-Votes
Daniel N. Mendelson	76,010,111	1,261,477	112,063	4,334,824
William F. Miller III	75,953,081	1,319,619	110,951	4,334,824
Ellen A. Rudnick	75,726,614	1,546,177	110,860	4,334,824
Richard H. Stowe	75,709,662	1,569,458	104,531	4,334,824
Cora M. Tellez	76,468,262	804,529	110,860	4,334,824

The Registrant’s stockholders elected each of Messrs. Mendelson, Miller and Stowe and Mses. Rudnick and Tellez to serve as Class II directors for a term expiring on the date of the Registrant’s 2017 Annual Meeting of Stockholders.

Proposal Two:  To approve the Certificate of Amendment to increase the number of shares of common stock that the Registrant is authorized to issue from 125,000,000 shares to 175,000,000 shares.

	For	Against	Abstain
Total Shares Voted	80,442,925	1,151,682	123,868

The Registrant’s stockholders approved the Certificate of Amendment.

Proposal Three:  To approve, on an advisory basis, the 2014 compensation for the Registrant’s named executive officers as described in the proxy statement for the Annual Meeting.

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	77,011,938	243,472	128,241	4,334,824

The Registrant’s stockholders approved the 2014 compensation for its named executive officers.

Proposal Four:  To ratify the selection of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

	For	Against	Abstain
Total Shares Voted	81,101,825	523,777	92,873

The Registrant’s stockholders ratified the selection of KPMG LLP.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment of Certificate of Incorporation of HMS Holdings Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HMS HOLDINGS CORP.
(Registrant)

Date: July 9, 2015	By:	/s/ Eugene V. DeFelice
	Name:	Eugene V. DeFelice
	Title:	Executive Vice President, General Counsel and Corporate Secretary